Future Policy Benefit Reserve	12 Months Ended
Dec. 31, 2015
Liability for Future Policy Benefits and Unpaid Claims and Claims Adjustment Expense [Abstract]
Future policy benefit reserve
Future Policy Benefit Reserves
Net future policy benefit reserves are comprised of the following:

Year ended December 31 (U.S. dollars in thousands)	2015	2014
Traditional Life	$792,001	$789,133
Annuities	3,371,499	3,918,066
Gross future policy benefit reserves	$4,163,500	$4,707,199
Reinsurance recoverable - GreyCastle Life Retro Arrangements	(3,719,131)	(4,265,678)
Reinsurance recoverable - U.S. Term Life Retro Arrangements	(284,481)	—
Reinsurance recoverable - Other life retrocessions	(13,801)	(17,840)
Net future policy benefit reserves	$146,087	$423,681

The Company entered into long duration contracts that subject the Company to mortality and morbidity risks and that were accounted for as life premiums earned. Future policy benefit reserves were established using appropriate assumptions for investment yields, mortality, and expenses, including a provision for adverse deviation. At December 31, 2015 and 2014, the average interest rate used for the determination of the future policy benefits for these contracts was 3.3% and 3.3%, respectively. Gross future policy benefit reserves for the years ended December 31, 2015 and 2014 were $4.2 billion and $4.7 billion, respectively. The decrease in gross future policy benefit reserves during 2015 was from normal course releases on single premium annuities in line with the benefits paid and mortality of underlying policyholders, as well as foreign exchange movements.
Under the terms of the transaction described in Note 3(e), "Acquisitions and Disposals - Sale of Life Reinsurance Subsidiary," the Company has reinsured $3.7 billion and $4.3 billion at December 31, 2015 and 2014, respectively, of its future policy benefit reserves under the GreyCastle Life Retro Arrangements. The Company continues to own, on a funds withheld basis, assets supporting the GreyCastle Life Retro Arrangements consisting of cash, fixed maturity securities and accrued interest. Based upon the contractual right of offset, the funds withheld liability owing to GCLR is recorded net of future policy benefit reserves recoverable, and is included within "Funds withheld on GreyCastle life retrocession arrangements (net of future policy benefit reserves recoverable)" on the consolidated balance sheets, and is comprised of the following at December 31, 2015 and 2014:

(U.S. dollars in thousands)	2015	2014
Assets held on a funds withheld basis relating to the GreyCastle Life Retro Arrangements	$4,633,760	$5,420,694
Reinsurance recoverable from GCLR	(3,719,131)	(4,265,678)
Funds withheld on GreyCastle life retrocession arrangements (net of future policy benefit reserves recoverable)	$914,629	$1,155,016

The Company has also reinsured an additional $284.5 million of its U.S. Term Life future policy benefit reserves ("U.S. Term Life Retro Arrangements") at December 31, 2015. The Company continues to own, on a funds withheld basis, assets supporting the U.S. Term Life Retro Arrangements. Based upon the contractual right of offset, the funds withheld liability is recorded net of future policy benefit reserves recoverable, and is included within "Reinsurance balances payable" on the consolidated balance sheets.